UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 21, 2012

Fidelity Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-22288	25-1705405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1009 Perry Highway, Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(412) 367-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

FIDELITY BANCORP, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition

On November 21, 2012, Fidelity Bancorp, Inc. ("Fidelity") announced its results of operations for the quarter and twelve months ended September 30, 2012.  For information, reference is made to Fidelity's press release dated November 21, 2012, which is furnished with this report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits:            The following exhibits are furnished with this report.

99.1           Press Release, dated November 21, 2012

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in the attached which are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by Fidelity with the Securities and Exchange Commission ("SEC") from time to time.

Important Information For Investors And Shareholders

In connection with the proposed merger with WesBanco, Inc. ("WesBanco"), WesBanco filed with the SEC a Registration Statement on Form S-4 (File No. 333-183900), containing a Proxy Statement/Prospectus and other documents filed with the SEC in connection with the merger.  The registration statement was declared effective on October 18, 2012, and Fidelity commenced mailing of the definitive Proxy Statement/Prospectus on or about October 23, 2012.  INVESTORS AND SHAREHOLDERS OF FIDELITY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors and shareholders may obtain free copies of the Registration Statement on Form S-4, which includes the Proxy Statement/Prospectus, and other related documents may be obtained for free at the SEC’s website at http://www.sec.gov, on the NASDAQ website at http://www.nasdaq.com and from either WesBanco’s or Fidelity’s website at http://www.wesbanco.com or http://www.fidelitybancorp-pa.com, respectively.

WesBanco and Fidelity and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Fidelity in connection with the merger.  Information about the directors and executive officers of Fidelity is included in the Proxy Statement/Prospectus and may be found in the proxy statement for Fidelity’s annual meeting of shareholders filed with the SEC on January 11, 2012.  Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of Fidelity shareholders in connection with the merger is also included in the Proxy Statement/Prospectus. You can find information about WesBanco’s directors and executive officers in the proxy statement for WesBanco’s annual meeting of shareholders filed with the SEC on March 14, 2012. You can obtain free copies of these documents from the SEC, WesBanco or Fidelity using the website information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY BANCORP, INC.
Date: November 21, 2012	By:	/s/ Richard G. Spencer
Richard G. Spencer President and Chief Executive Officer